Filed pursuant to 497(e) and 497(k)

File Nos. 2-21301 and 811-00483

ELFUN TRUSTS

(ELFNX)

SUPPLEMENT DATED MARCH 20, 2026 TO THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENTS OF ADDITIONAL INFORMATION (“SAI”), EACH DATED APRIL 30, 2025, AS

MAY BE SUPPLEMENTED FROM TIME TO TIME

The Fund announces that William Sandow is on temporary leave from SSGA Funds Management, Inc. Co-manager, Chris Sierakowski, will absorb the responsibilities of Mr. Sandow while Mr. Sandow is on leave and management of the Fund will continue without change. The Fund will supplement its prospectus to announce Mr. Sandow’s return as the Fund’s co-manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

032026SUPP1